Exhibit 4.1       Advisory and Consulting Agreement


                                    NUMBER OF SHARES/OPTIONS
                                    ------------------------

         4.1(a)                                  725,000

         4.1(b)                                1,240,000

         4.1(c)                                1,000,000

         4.1(d)                                1,000,000

Exhibit 4.1(a)

                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of August 2, 1999, by and between Al Davis of Filter International, P.O. Box 43272, Harnof Jerusalem, Israel ("Consultant") and Diamond Entertainment Corporation with offices at 16200 Carmenita Road, Cerritos, CA 90703 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company is engaged in the business of marketing and selling a variety of videocassette titles and wishes to expand its business by acquiring other companies; and

         WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  ------------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  -----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 2, 2000, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  ---------

         During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                  (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

                  (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

                  (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

         4.       DUTIES OF THE COMPANY.
                  ----------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  -------------

         The Company will immediately grant Consultant the option to purchase 725,000 shares of the Company's Common Stock with an exercise price at $.05 per share, which option shall expire on August 2, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  -----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  --------------

         TERMINATION: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

         MODIFICATION: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         NOTICES: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

         WAIVER: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         ASSIGNMENT: The Options under this Agreement are assignable at the discretion of the Consultant.

         SEVERABILITY: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         DISAGREEMENTS: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

DIAMOND ENTERTAINMENT CORPORATION                   CONSULTANT



/S/ JAMES LU                                        /S/ AL DAVIS
----------------------------                        ----------------------------
James Lu                                            Al Davis
President

Exhibit 4.1(b)


                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of August 2, 1999, by and between Kevin O'Regan, 720 Gull Drive, Foster City, CA 94404 ("Consultant") and Diamond Entertainment Corporation with offices at 16200 Carmenita Road, Cerritos, CA 90703, (the "Company").

                                   WITNESSETH

         WHEREAS, the Company is engaged in the business of marketing and selling a variety of videocassette titles and wishes to expand its business by acquiring other companies; and

         WHEREAS, the Company requires and will continue to require consulting services relating management, strategic planning and marketing in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  ------------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  -----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on August 2, 2000, unless earlier terminated in accordance with paragraph 8 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  ---------

         During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning management, marketing, consulting, strategic planning, corporate organization and structure, financial matters in connection with the operation of the businesses of the Company, expansion of services, acquisitions and business opportunities, and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's assets, resources, products and services;

                  (b) The implementation of a marketing program to enable the Company to broaden the markets for its services and promote the image of the Company and its products and services;

                  (c) Advise the Company relative to the recruitment and employment of key executives consistent with the expansion of operations of the Company;

                  (d) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, business acquisitions and advice with regard to the ongoing managing and operating of such acquisitions upon consummation thereof; and

                  (e) Advice and recommendations regarding corporate financing including the structure, terms and content of bank loans, institutional loans, private debt funding, mezzanine financing, blind pool financing and other preferred and common stock equity private or public financing.

         4.       DUTIES OF THE COMPANY.
                  ----------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies of all financial reports, all fillings with all federal and state securities agencies; with full and complete copies of all stockholder reports; with all data and information supplied by any financial analyst, and with all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  -------------

         The Company will immediately grant Consultant the option to purchase 1,240,000 shares of the Company's Common Stock with an exercise price of $.05 per share, which option shall expire on August 2, 2000 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  -----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  --------------

         TERMINATION: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

         MODIFICATION: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         NOTICES: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

         WAIVER: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         ASSIGNMENT: The Options under this Agreement are assignable at the discretion of the Consultant.

         SEVERABILITY: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         DISAGREEMENTS: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in Los Angeles, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.

DIAMOND ENTERTAINMENT CORPORATION                CONSULTANT



/S/ JAMES LU                                     /S/ KEVIN O'REGAN
-----------------------------                    -------------------------------
Lames Lu                                         Kevin O'Regan
President

Exhibit 4.1(c)

                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of July 13, 1999, by and between Gary Stines of Royal West Sales, 6700 Fallbrook Avenue, Suite #251, West Hills CA 91307 ("Consultant") and Diamond Entertainment Corporation with offices at 16200 Carmenita Road, Cerritos, CA 90703 (the "Company").

                                   WITNESSETH

         WHEREAS, the Company is engaged in the business of marketing and selling general merchandise, internet services and wishes to expand its business by expanding its product lines and internet services; creating business alliances; joint ventures and

         WHEREAS, the Company requires and will continue to require consulting services relating marketing, sales, planning, business alliances, business development and other matters in connection with its business; and

         WHEREAS, Consultant can provide the Company with marketing, sales, and planning consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  ------------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  -----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on July 12, 2002, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  ---------

         During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning marketing and sales in the United States for the Executive Notebook Computer and Palmsize PC product and other PC computer related products of the Company and the implementation of short-range and long-term marketing and sales strategies for the sale of these products;

         4.       DUTIES OF THE COMPANY.
                  ----------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant with full and complete copies all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  -------------

         The Company will immediately grant Consultant the option to purchase 1,000,000 shares of the Company's Common Stock with an exercise price at $.10 per share, which option shall expire on July 12, 2002 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement.

         The Company will pay Consultant a 1% sales commission on net payments received by the Company for computer related products that are sold to the "Club Stores" e.g. Costco, Sam's and BJ's by Consultant.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  -----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  --------------

         TERMINATION: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

         MODIFICATION: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         NOTICES: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

         WAIVER: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         ASSIGNMENT: The Options under this Agreement are assignable at the discretion of the Consultant.

         SEVERABILITY: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         DISAGREEMENTS: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.


"COMPANY"                                            "CONSULTANT"

DIAMOND ENTERTAINMENT CORPORATION                    ROYAL WEST SALES



/S/ JAMES LU                                         /S/ GARY STINES
----------------------------                         ---------------------------
James Lu                                             Gary Stines
President

Exhibit 4.1(d)


                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Consulting Agreement") made as of July 9, 1998, by and between Sandy Lang, 5567 Reseda Boulevard, Suite 118, Tarzana, CA 91356 ("Consultant") Diamond Entertainment Corporation with offices at 16200 Carmenita Road, Cerritos, CA 90703, (the "Company").

                                   WITNESSETH

         WHEREAS, the Company is engaged in the business of marketing and selling general merchandise and internet services and wishes to expand its business by expanding its product lines; fulfillment and duplication business and internet services; creating business alliances; joint ventures and

         WHEREAS, the Company requires and will continue to require consulting services relating , strategic marketing and sales planning and new business development in connection with its business; and

         WHEREAS, Consultant can provide the Company with strategic planning and marketing and sales consulting services and is desirous of performing such services for the Company; and

         WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

         1.       APPOINTMENT.
                  ------------

         The Company hereby engages Consultant and Consultant agrees to render services to the Company as a consultant upon the terms and conditions hereinafter set forth.

         2.       TERM.
                  -----

         The term of this Consulting Agreement began as of the date of this Agreement, and shall terminate on July 8, 2001, unless earlier terminated in accordance with paragraph 7 herein or extended as agreed to between the parties.

         3.       SERVICES.
                  ---------

         During the term of this Agreement, Consultant shall provide advice to undertake for and consult with the Company concerning, marketing and sales consulting, strategic marketing and sales planning, strategic alliances, joint ventures and other matters in connection with the operation of the businesses of the Company, including expansion of services and business opportunities, to include video fulfillment and duplication business and shall review and advise the Company regarding its overall progress, needs and condition. Consultant agrees to provide on a timely basis the following enumerated services plus any additional services contemplated thereby:

                  (a) The implementation of short-range and long-term strategic planning to fully develop and enhance the Company's marketing and sales in the fulfillment, duplication business;

                  (b) The implementation of a marketing program to enable the Company to broaden the markets by developing strategic alliances and joint ventures in the fulfillment and duplication business.

                  (c) The identification, evaluation, structuring, negotiating and closing of joint ventures, strategic alliances, and advice with regard to the ongoing managing and operating of such joint ventures and strategic alliances upon consummation thereof.

         4.       DUTIES OF THE COMPANY.
                  ----------------------

         The Company shall provide Consultant, on a regular and timely basis, with all approved data and information about it, its subsidiaries, its management, its products and services and its operations as shall be reasonably requested by Consultant, and shall advise Consultant of any facts which would affect the accuracy of any data and information previously supplied pursuant to this paragraph. The Company shall promptly supply Consultant all brochures or other sales materials relating to its products or services.

         5.       COMPENSATION.
                  -------------

         The Company will immediately grant Consultant the option to purchase 1,000,000 shares of the Company's Common Stock with an exercise price of $.10 per share, which option shall expire on July 8, 2001 at 5:00 P.M. P.S.T. The number of shares herein are subject to the anti-dilution provisions of the corresponding warrant which is being issued in conjunction with this Agreement. Consultant in providing the foregoing services, shall not be responsible for any out-of-pocket costs, including, without limitation, travel, lodging, telephone, postage and Federal Express charges.

         6.       REPRESENTATION AND INDEMNIFICATION.
                  -----------------------------------

         The Company shall be deemed to have been made a continuing representation of the accuracy of any and all facts, material information and data which it supplies to Consultant and acknowledges its awareness that Consultant will rely on such continuing representation in disseminating such information and otherwise performing its advisory functions. Consultant in the absence of notice in writing from the Company, will rely on the continuing accuracy of material, information and data supplied by the Company. Consultant represents that he has knowledge of and is experienced in providing the aforementioned services.

         7.       MISCELLANEOUS.
                  --------------

         TERMINATION: This Agreement may be terminated by either Party upon written notice to the other Party for any reason which shall be effective five
(5) business days from the date of such notice. This Agreement shall be terminated immediately upon written notice for material breach of this Agreement.

         MODIFICATION: This Consulting Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof. This Consulting Agreement may be amended only in writing signed by both Parties.

         NOTICES: Any notice required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by facsimile transmission at the address of such Party set forth above or to such other address or facsimile telephone number as the Party shall have furnished in writing to the other Party.

         WAIVER: Any waiver by either Party of a breach of any provision of this Consulting Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Consulting Agreement. The failure of a Party to insist upon strict adherence to any term of this Consulting Agreement on one or more occasions will not be considered a waiver or deprive that Party of the right thereafter to insist upon adherence to that term of any other term of this Consulting Agreement.

         ASSIGNMENT: The Options under this Agreement are assignable at the discretion of the Consultant.

         SEVERABILITY: If any provision of this Consulting Agreement is invalid, illegal, or unenforceable, the balance of this Consulting Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         DISAGREEMENTS: Any dispute or other disagreement arising from or out of this Consulting Agreement shall be submitted to arbitration under the rules of the American Arbitration Association and the decision of the arbiter(s) shall be enforceable in any court having jurisdiction thereof. Arbitration shall occur only in San Diego, CA. The interpretation and the enforcement of this Agreement shall be governed by California Law as applied to residents of the State of California relating to contracts executed in and to be performed solely within the State of California. In the event any dispute is arbitrated, the prevailing Party (as determined by the arbiter(s)) shall be entitled to recover that Party's reasonable attorney's fees incurred (as determined by the arbiter(s)).

         IN WITNESS WHEREOF, this Consulting Agreement has been executed by the Parties as of the date first above written.


DIAMOND ENTERTAINMENT CORPORATION                    CONSULTANT



/S/ JAMES LU                                         /S/ SANDY LANG
--------------------------                           ---------------------------
James Lu                                             Sandy Lang
President